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                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549

                                    -------------


                                       FORM 8-A


                  FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                      PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                           SECURITIES EXCHANGE ACT OF 1934


                                MACROVISION CORPORATION
                (Exact name of registrant as specified in its charter)


               DELAWARE                                        77-0156161
(State of incorporation or organization)                   (I.R.S. Employer
                                                        Identification Number)


        1341 ORLEANS DRIVE
        SUNNYVALE, CALIFORNIA                                          94089
(Address of principal executive offices)                             (Zip Code)


          Securities to be registered pursuant to Section 12(b) of the Act:

                                        NONE.

          Securities to be registered pursuant to Section 12(g) of the Act:


                            COMMON STOCK, $0.001 PAR VALUE
                                   (Title of Class)



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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         The description of the Common Stock of Registrant set forth under the caption "Description of Capital Stock" in Registrant's Registration Statement on Form SB-2 (File No. 333-19373) as originally filed with the Securities and Exchange Commission on January 7, 1997, or as subsequently amended (the "REGISTRATION STATEMENT"), and in the Prospectus included in the Registration Statement, is hereby incorporated by reference in response to this item.

ITEM 2.  EXHIBITS.

         The following exhibits are filed herewith or incorporated herein by reference:

         EXHIBIT
         NUMBER                   EXHIBIT TITLE OR DESCRIPTION
         ------                   ----------------------------

         3.01 Registrant's Certificate of Incorporation (incorporated by reference to Exhibit 3.01 to the Registration Statement).

         3.02 Registrant's Bylaws (incorporated by reference to Exhibit 3.03 to the Registration Statement).

         4.01 Registration Rights Agreement dated June 12, 1991 (incorporated by reference to Exhibit
                                  4.01 to the Registration Statement.

         99.01 The description of Registrant's capital stock set forth under the caption "Description of Capital Stock" on pages 57 and 58 of the Prospectus included in the Registration Statement.



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                                      SIGNATURE


    Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  January 14, 1997          Macrovision Corporation



                             By: /s/  Victor A. Viegas
                                 ---------------------------------------------
                                 Victor A. Viegas
                                 Vice President Finance and Administration and Chief Financial Officer


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                                   INDEX TO EXHIBITS

         EXHIBIT
         NUMBER              EXHIBIT TITLE OR DESCRIPTION
         ------              ----------------------------

         3.01 Registrant's Certificate of Incorporation (incorporated herein by reference to Exhibit 3.01 to the Registration Statement).

         3.02 Registrant's Bylaws (incorporated herein by reference to Exhibit 3.03 to the Registration Statement).

         4.01 Registration Rights Agreement dated June 12, 1991 (incorporated herein by reference to Exhibit 4.01 to the Registration Statement).

         99.01 The description of Registrant's capital stock set forth under the caption "Description of Capital Stock" on pages 57 and 58 of the Prospectus included in the Registration Statement.


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